UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

PHI GROUP, INC.

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-475-5430

5348 Vegas Drive # 237, Las Vegas, NV 89108

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PHIL	OTC Markets

SECTION 7 – REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed “filed’ for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

I. Extension of Repurchase Date for the Company’s Common Stock

On June 29, 2020, the Board of Directors of PHI Group, Inc., a corporation originally incorporated in the State of Nevada on June 08, 1982 and redomiciled in the State of Wyoming on September 20, 2017 (the “Company”), adopted the following resolutions in lieu of a meeting:

WHEREAS, on March 04, 2020 the Company’s Board of Directors passed a corporate resolution to extend the time period for the repurchase of its own shares of common stock from the open market from time to time in accordance with the terms mentioned below:

1.	Purpose of Repurchase: To enhance future shareholder returns.

2.	Details of Repurchase:

a.	Class of shares to be repurchased: Common Stock of PHI Group, Inc.
b.	Total number of repurchasable shares: Up to 13 billion shares, or more as may be needed.
c.	Total repurchase amount: To be determined by prevalent market prices at times of transaction.
d.	Methods of repurchase: Open market purchase and/or negotiated transactions.
e.	Repurchase period: Until and including June 30, 2020.
f.	The Company intends to fund the proposed share repurchase program with the proceeds from the disposal of a portion of certain non-core assets and from future earnings of the Company.
g.	The share repurchase program will be in full compliance with state and federal laws and certain covenants with the Company’s note-holders.

WHEREAS, in light of the adverse effects due to the prevalent coronavirus pandemic as well as the Company’s current corporate priorities, its Board of Directors has determined that it is in the best interests of the Company and its shareholders to extend the Common Stock repurchase period to December 31, 2020.

BE IT RESOLVED, that the Corporation is authorized to repurchase its own shares of common stock from the open market from time to time in accordance with the terms mentioned below:

1.	Purpose of Repurchase: To enhance future shareholder returns.

2.	Details of Repurchase:

a.	Class of shares to be repurchased: Common Stock of PHI Group, Inc.
b.	Total number of repurchasable shares: Up to 13 billion shares, or more as may be needed.
c.	Total repurchase amount: To be determined by prevalent market prices at times of transaction.
d.	Methods of repurchase: Open market purchase and/or negotiated transactions.
e.	Repurchase period: As soon as possible until December 31, 2020.
f.	The Company intends to fund the proposed share repurchase program with the proceeds from the disposal of a portion of certain non-core assets and from anticipated revenues of the Company.
g.	The share repurchase program will be in full compliance with state and federal laws and certain covenants with the Company’s note-holders.

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II. Extension of Record Date for the Spin-off of Common Stock of American Pacific Resources, Inc.

On June 29, 2020, the Board of Directors of PHI Group, Inc., a corporation originally incorporated in the State of Nevada on June 08, 1982 and redomiciled in the State of Wyoming on September 20, 2017 (the “Company”), adopted the following resolutions in lieu of a meeting:

WHEREAS, on December 30, 2019 the Company’s Board of Directors amended the new dividend ratio and the new Record Date for a special stock dividend from its holdings of Common Stock in American Pacific Resources, Inc., a subsidiary of the Company, to shareholders of Common Stock of the Company as follows: (a) Eligible shareholders: In order to be eligible for the above-mentioned special stock dividend, the minimum amount of Common Stock of PHI Group, Inc. each shareholder must hold as of the June 30, 2020 (the New Record Date) is twenty (20) shares; (b) Dividend ratio: All eligible shareholders of Common Stock of the Company as of the new Record Date will be entitled to receive one (1) share of Common Stock of American Pacific Resources, Inc. for every twenty (20) shares of Common Stock of PHI Group, Inc. held by such shareholders as of the new Record date; and (c) Payment Date: the Payment Date for the distribution of the special stock dividend to be ten (10) business days after a registration statement for said special stock dividend shares is declared effective by the Securities and Exchange Commission.

WHEREAS, due to the adverse effects of the prevalent coronavirus pandemic, it deems necessary for the Company to further extend the Record Date of the American Pacific Resources, Inc. (“APR”) special stock dividend to December 31, 2020 in order to enable the Company to comply with the contractual obligations in connection with certain outstanding convertible notes and at the same time to allow APR additional time to reach certain milestones that would make the planned spin-off of this subsidiary economically significant to the Company’s shareholders;

NOW, THEREFORE, BE IT RESOLVED, that the Company further extend the Record Date to December 31, 2020 and reiterate the provisions for the afore-mentioned stock dividend as follows: (a) Eligible shareholders: In order to be eligible for the above-mentioned special stock dividend, the minimum amount of Common Stock of PHI Group, Inc. each shareholder must hold as of December 31, 2020 (the New Record Date) is twenty (20) shares; (b) Dividend ratio: All eligible shareholders of Common Stock of the Company as of the new Record Date will be entitled to receive one (1) share of Common Stock of American Pacific Resources, Inc. for every twenty (20) shares of Common Stock of PHI Group, Inc. held by such shareholders as of the new Record date; and (c) Payment Date: the Payment Date for the distribution of the special stock dividend to be ten (10) business days after a registration statement for said special stock dividend shares is declared effective by the Securities and Exchange Commission.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1	Written Consent of Directors Dated June 29, 2020 to Extend Repurchase of Common Stock.

10.2	Written Consent of Directors Dated June 29, 2020 to Extend Record Date for Special Stock Dividend Distribution.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2020

PHI GROUP, INC.
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO

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